SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): October 27, 1995
                                                    (October 26, 1995)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-2000



 .......................................................................
     (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on October 26, 1995 by
Franklin Resources, Inc.














FROM:     Franklin Resources, Inc.
          Tel: (415) 312-4701
          Contact: Holly Gibson

          Rubenstein Associates
          Public Relations - Tel: (212) 843-8078
          Contact:  Tom Mariam
------------------------------------------------------------
                                       For Immediate Release

     Franklin Resources Announces Fourth Quarter Results

     San Mateo, CA, October 26, 1995 -- Franklin Resources,

Inc. (NYSE:BEN) today reported earnings for the quarter and

fiscal year ended September 30, 1995.

     Charles B. Johnson, President of the diversified

financial services company, said net income for the quarter

was $73.6 million compared to $63.7 million a year ago and

$69.0 million for the quarter ended June 30, 1995.  Primary

earnings per share for the quarter ended September 30, 1995

were $.89, as compared to $.76 a year ago, and $.84 for the

preceding quarter.  Fully diluted earnings per share for the quarter ended September 30, 1995 were $.88, as compared to

$.76 a year ago, and $.83 for the preceding quarter.

Operating revenues for the quarter ended September 30, 1995

                          - MORE -

were $235.9 million, as compared to $209.9 million a year

ago, and $224.5 million for the preceding quarter.

     Net income for the fiscal year was $268.9 million

compared to $251.3 million for the previous year.  Primary

earnings per share were $3.24, as compared to $3.00 a year

ago.  Fully diluted earnings per share were $3.20, as

compared to $3.00 a year ago.  Operating revenues for the

year were $885.3  million, as compared to $826.9 million a

year ago.

     Assets under management by the Company's subsidiaries

rose to $130.8 billion from $118.2  billion this time last

year and $125.9 billion at the end of the preceeding

quarter.  Average assets under management during the quarter were $128.7 billion as compared to $116.3 billion for the

same quarter last year, and $122.8 billion for the preceding quarter.

     Franklin Resources' main business is the $130 billion

Franklin Templeton Group.  The Company has its headquarters

at 777 Mariners Island Blvd., San Mateo, CA 94404.

                          - MORE -

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                                 Three months ended         Year ended
                                                    September 30           September 30

                                                      1995      1994       1995      1994
Operating revenues:
Investment management fees                        $196,982  $172,829    $731,252  $647,675
Underwriting commissions, net                        6,355    12,348      37,147    96,570
Transfer, trust & related fees                      20,491    15,225      68,701    54,613
Banking/finance, real estate & other                12,072     9,474      48,169    28,013

Total operating revenues                           235,900   209,876     885,269   826,871

Operating expenses:
General & administrative                           113,131    95,317     400,123   360,548
Selling expenses                                    16,761    18,556      70,111    69,073
Amortization of goodwill                             4,540     4,599      18,332    18,311
Banking interest expense                             2,510     2,193      10,225     9,356

Total operating expenses                           136,942   120,665     498,791   457,288

Operating income                                    98,958    89,211     386,478   369,583

Other income (expense):
Investment and other income                          8,508     5,997      29,673    22,703
Interest expense                                   (6,952)   (7,919)    (29,496)  (29,765)

Other income (expense), net                          1,556   (1,922)         177   (7,062)

Income before taxes on income                      100,514    87,289     386,655   362,521
Taxes on income                                     26,942    23,606     117,710   111,213

Net income                                         $73,572   $63,683    $268,945  $251,308
                                                   =======   =======    ========  ========

Earnings per share:
   Primary                                            $.89      $.76       $3.24     $3.00
                                                      ====      ====       =====     =====

   Fully diluted                                      $.88      $.76       $3.20     $3.00
                                                      ====      ====       =====     =====

Dividends per share                                   $.10      $.08       $0.40     $0.32
                                                      ====      ====       =====     =====

Primary shares outstanding (in thousands)           82,814    83,500      83,114    83,900

Fully diluted shares outstanding (in thousands)     83,731    83,500      84,031    83,900

Assets Under Management (in millions)             $130,837  $118,172    $130,837  $118,172

                                    - more -










FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                                   For the three months ended

                                      30-Sep-95 30-Jun-95  31-Mar-95  31-Dec-94 30-Sep-94
Operating revenues:
Investment management fees             $196,982   $187,114   $172,582  $174,574   $172,829
Underwriting commissions, net             6,355      8,583      9,096    13,113     12,348
Transfer, trust & related fees           20,491     16,747     15,520    15,943     15,225
Banking/finance, real estate & other     12,072     12,039     12,103    11,955      9,474

Total operating revenues                235,900    224,483    209,301   215,585    209,876

Operating expenses:
General & administrative                113,131    102,014     87,487    97,491     95,317
Selling expenses                         16,761     15,229     19,886    18,235     18,556
Amortization of goodwill                  4,540      4,582      4,640     4,570      4,599
Banking interest expense                  2,510      2,618      2,563     2,534      2,193

Total operating expenses                136,942    124,443    114,576   122,830    120,665

Operating income                         98,958    100,040     94,725    92,755     89,211

Other income (expense):
Investment and other income               8,508      9,140      5,262     6,763      5,997
Interest expense                        (6,952)    (8,104)    (7,353)   (7,087)    (7,919)

Other income (expense), net               1,556      1,036    (2,091)     (324)    (1,922)

Income before taxes on income           100,514    101,076     92,634    92,431     87,289
Taxes on income                          26,942     32,047     29,594    29,127     23,606

Net income                              $73,572    $69,029    $63,040   $63,304    $63,683
                                        =======    =======    =======   =======    =======

Earnings per share:
   Primary                                 $.89       $.84       $.76      $.76       $.76
                                           ====       ====       ====      ====       ====

   Fully diluted                           $.88       $.83       $.76      $.76       $.76
                                           ====       ====       ====      ====       ====

Dividends per share                        $.10       $.10       $.10      $.10       $.08
                                           ====       ====       ====      ====       ====

Primary shares outstanding
    (in thousands)                       82,814     82,540     82,710    82,862     83,500

Fully diluted shares outstanding
    (in thousands)                       83,731     82,980     82,878    82,862     83,500

Assets under management (in millions)  $130,837   $125,888   $118,788  $114,646   $118,172
Average assets under management
    (in millions)                      $128,676   $122,769   $116,436  $116,336   $116,297
                                         ###



                       SIGNATURES


       Pursuant  to  the requirements of the  Securities
Exchange  Act  of 1934, the registrant has  duly  caused
this   report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: October 27, 1995  /s/  Leslie M. Kratter
                       LESLIE M. KRATTER
                                 Vice President